UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8 K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 16, 2006

                       Morgan Stanley Charter Aspect L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   0-26282                     13-3775071
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

     c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor, New York, NY                        10017
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 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700

                       Morgan Stanley Charter MSFCM L.P.
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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On October 16, 2006, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner") and Aspect Capital Limited (the "Trading Advisor") entered into a management agreement (the "Management Agreement") pursuant to which, effective December 1, 2006, the Trading Advisor will serve as the sole trading advisor of the Registrant and will trade the Registrant's net assets pursuant to the Trading Advisor's Diversified Program. Pursuant to the terms of the Management Agreement, the General Partner changed the name of the Registrant from Morgan Stanley Charter MSFCM L.P. to Morgan Stanley Charter Aspect L.P. as disclosed in Item 5.03 below.

     A copy of the Management Agreement is filed hereto as Exhibit 10.01 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective October 16, 2006, Morgan Stanley Charter MSFCM L.P. changed its name to Morgan Stanley Charter Aspect L.P. The name change was effected by a Certificate of Amendment to the Certificate of Limited Partnership of Morgan Stanley Charter MSFCM L.P. (the "Certificate"), as filed with the Secretary of State of the State of Delaware on October 16, 2006.

     A copy of the Certificate is filed hereto as Exhibit 3.05 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit       Exhibit Description

10.01 Management Agreement by and among the Registrant, the General Partner and the Trading Advisor dated as of October 16, 2006.

3.05 Certificate of Amendment to the Certificate of Limited Partnership of the Registrant

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY CHARTER ASPECT L.P.

Date: October 18, 2006              By:      Demeter Management Corporation
                                             as General Partner

                                     /s/ Walter Davis
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                                    Name:  Walter Davis
                                    Title:    President